Exhibit 10.3

                              ZIMMER HOLDINGS, INC.
                            2001 STOCK INCENTIVE PLAN

      1. Purpose: The purpose of the 2001 Stock Incentive Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in common stock ownership by the officers and key employees of the Company who will be largely responsible for the Company's future growth and continued financial success and by providing long-term incentives in addition to current compensation to certain key executives of the Company who contribute significantly to the long-term performance and growth of the Company. It is intended that the former purpose will be effected through the granting of stock options, stock appreciation rights, dividend equivalents, restricted stock and deferred stock unit awards under the Plan and that the latter purpose will be effected through an award conditionally granting performance units or performance shares under the Plan, either independently or in conjunction with and related to a nonqualified stock option grant under the Plan.

      2. Definitions: For purposes of this Plan:

      (a) "Affiliate" shall mean any entity in which the Issuer has, directly or indirectly, an ownership interest of at least 20%.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Common Stock" shall mean the Issuer's common stock.

      (d) "Company" shall mean the Issuer (Zimmer Holdings, Inc.) and its Subsidiaries and Affiliates.

      (e) "Disability" or "Disabled" shall mean qualifying for and receiving payments under a disability pay plan of the Company.

      (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (g) "Fair Market Value" shall mean the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape on the date of measurement or on any date as determined by the Committee and, if there were no trades on such date, on the day on which a trade occurred next preceding such date.

      (h) "Issuer" shall mean Zimmer Holdings, Inc.

      (i) "Prior Plans" shall mean the Bristol-Myers Squibb Company 1997 Stock Incentive Plan and the Bristol-Myers Squibb Company 1983 Stock Option Plan.

      (j) "Retirement" shall mean termination of the employment of an employee with the Company on or after (i) the employee's 65th birthday or (ii) the employee's 55th birthday if the employee has completed 10 years of service with the Company. For purposes of this Section 2(j) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company for any reason (other than the employee's death, Disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company)

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where, on termination, the employee's age plus years of service (rounded up to the next higher whole number) equals at least 70 and the employee has completed 10 years of service with the Company and, where applicable, the employee has executed a general release, a covenant not to compete and/or a covenant not to solicit. For purposes of this Plan, service with Bristol-Myers Squibb and its subsidiaries and affiliates before the effective date of the Plan shall be included as service with the Company.

      (k) "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Issuer under the definition of "subsidiary corporation" in
Section 424 of the Code.

      3. Amount of Stock: (a) Annual Limitation. With respect to each calendar year, the amount of stock which may be made subject to grants of options and awards under the Plan shall not exceed an amount equal to 1.9% of the outstanding shares of the Common Stock on January 1 of such year (or, in the case of the 2001 year, on the effective date of the Plan) plus (i) in any year the number of shares equal to the amount of shares that were available for options and awards under the Plan in the prior year but were not made subject to an option or award in such prior year, (ii) the number of shares that were subject to options or awards granted hereunder that terminated, expired or were cancelled, forfeited, exchanged or surrendered in the prior year without being exercised, (iii) the number of shares participants tendered in the prior year to pay the purchase price of options in accordance with Section 7(b)(5), and (iv) the number of shares the Company retained or caused participants to surrender in the prior year to satisfy Withholding Tax requirements in accordance with
Section 13. Options and awards granted under Sections 6 and 20 shall not be considered in applying this limitation, to the extent provided in Sections 6 and 20.

(b) Individual Participant Limitation. No individual may be granted options or awards under Section 7, 8, 9 or 10, in the aggregate, in respect of more than 2,000,000 shares of the Common Stock over the life of the Plan. Options and awards granted under Sections 6 and 20 shall not be included in applying this limitation, to the extent provided in Sections 6 and 20.

(c) Performance Unit, Performance Share, Restricted Stock and Deferred Stock Unit Awards Limitation. The aggregate number of shares issued under performance units and performance share awards made pursuant to Section 8, restricted stock awards made pursuant to Section 9 and deferred stock unit awards made pursuant to Section 10 may not exceed 25% of the available shares over the life of the Plan.

(d) Maximum Number of Incentive Stock Options. The maximum number of shares with respect to which incentive stock options may be granted under the Plan shall not exceed 5,000,000 shares. Any shares subject to incentive stock options granted under this Plan that terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised may again be subjected to an option or award under the Plan.

(e) Adjustment. The limitations under Section 3(a), (b), (c) and (d) are subject to adjustment in number and kind pursuant to Section 12.


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(f) Treasury or Market Purchased Shares. Common Stock issued hereunder may be authorized and unissued shares or issued shares acquired by the Company on the market or otherwise.

      4. Administration: The Plan shall be administered under the supervision of the Board of Directors of the Issuer, which may exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the "Committee"), which shall be appointed by the Board of Directors of the Issuer. The Compensation and Management Development Committee shall consist of not less than two (2) members of the Board who are intended to meet the definition of "outside director" under the provisions of
Section 162(m) of the Code and the definition of "non-employee directors" under the provisions of the Exchange Act or rules or regulations promulgated thereunder. In addition, the Board of Directors or the Committee may delegate in writing any or all of its authority hereunder to one or more other committees or subcommittees, and the initial grants to be made at the time of the spin-off of the Issuer's stock from Bristol-Myers Squibb Company may be made by the Compensation and Management Development Committee of the Board of Directors of Bristol-Myers Squibb Company. To the extent that the Board of Directors or a committee administers the Plan, references to the Committee shall mean the Board of Directors or such committee.

      The Committee, from time to time, may adopt rules and regulations ("Regulations") for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

      The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

      5. Eligibility: Options and awards may be granted only to present or future officers and key employees of the Company, including Subsidiaries and Affiliates which become such after the adoption of the Plan. Any officer or key employee of the Company shall be eligible to receive one or more options or awards under the Plan. Any director who is not an officer or employee of the Company shall be ineligible to receive an option or award under the Plan. The adoption of this Plan shall not be deemed to give any officer or employee any right to an award or to be granted an option to purchase Common Stock, except to the extent and upon such terms and conditions as may be determined by the Committee.

      6. Grants as of Effective Date:

      (a) On the effective date of the Plan, the Issuer shall assume from Bristol-Myers Squibb Company options and awards granted under the Prior Plans that are outstanding immediately before the effective date of this Plan with respect to the Company's officers and key employees (the "Prior Awards"). Except as described below, the terms of the Prior Plans and the option and award agreements in effect pursuant to the Prior Plans will continue to govern the Prior Awards. However, as a result of the assumption, the Prior Awards will be converted into options and


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awards with respect to the Common Stock of the Issuer, and the number of shares and, with respect to options, the exercise price and other appropriate terms will be adjusted to reflect the spin-off of the Issuer from Bristol-Myers Squibb Company. On and after the spin-off date, references in the option and award agreements to Bristol-Myers Squibb will mean the Issuer. Any shares of the Issuer's Common Stock that are subject to options and awards pursuant to the Prior Awards will be issued under this Plan but will not be counted against the limitations provided under Section 3 of the Plan. The Committee will administer the Prior Awards, as converted into Common Stock of the Issuer.

      (b) As an alternative, the Committee may determine, as a result of certain laws, rules or regulations in countries outside the United States, not to have the Issuer assume certain Prior Awards.

      7. Stock Options: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 7(b)(11), or may grant awards in conjunction with an option, as set forth in Section 7(b)(10) (an "Associated Option").

      Each option shall be subject to the following terms and conditions:

      (a) Grant of Options. The Committee shall (1) select the officers and key employees of the Company to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or restrictions on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, the Committee shall determine the terms and conditions thereof in accordance with Section 7(b)(11) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

      (b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement entered into by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

            (1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units or performance shares


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      subject to the award, but one share of Common Stock shall be canceled for each performance unit or performance share paid out under the award.

            (2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of the option, except as provided in Section 6, 19 or 20.

            (3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

            (4) Consideration. Unless the Committee determines otherwise, each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

            (5) Exercise of Option. An option may be exercised in whole or in part from time to time during the option period (or, if determined by the Committee, in specified installments during the option period) by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such written notice must be accompanied by payment in full of the purchase price and Withholding Taxes (as defined in Section 13 hereof), unless an election to defer receipt of shares is made under
      Section 15, due either (i) by certified or bank check, (ii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iii) in shares of Common Stock owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, provided that payment in shares of Common Stock will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose, (iv) in any combination of the foregoing, or
      (v) by any other method that the Committee approves. At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership. Shares of Common Stock used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the option. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock that have been recorded on the Company's books on behalf of the optionee or for which certificates have been issued to the optionee.

            Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company's inability to execute the exercise of an option award due to conditions beyond the Company's control and (ii) the optionee made valid and reasonable efforts to exercise the award. In the event the Committee makes

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      such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

            (6) Nontransferability of Options. No option or stock appreciation right granted under the Plan shall be transferable by the optionee other than by will or by the laws of descent and distribution, and such option or stock appreciation right shall be exercisable, during the optionee's lifetime, only by the optionee.

            Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than Incentive Stock Options) may be transferred to members of the optionee's immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the optionee's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options under this provision will not be effective until notice of such transfer is delivered to the Company.

            (7) Retirement and Termination of Employment Other than by Death or Disability. If an optionee shall cease to be employed by the Company for any reason (other than termination of employment by reason of death or Disability) after the optionee shall have been continuously so employed for one year after the granting of the option, or as otherwise determined by the Committee, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, unless otherwise determined by the Committee. If the cessation of employment is on account of Retirement, the option shall remain exercisable for the remainder of the option period set forth therein. If the cessation of employment is not on account of Retirement or death, the option shall remain exercisable for three months after such cessation of employment (or, if earlier, the end of the option period), unless the Committee determines otherwise. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company.

            (8) Disability of Optionee. An optionee who ceases to be employed by reason of Disability shall be treated as though the optionee remained in the employ of the Company until the earlier of (i) cessation of payments under a disability pay plan of the Company, (ii) the optionee's death, or
      (iii) the optionee's 65th birthday.

            (9) Death of Optionee. Except as otherwise provided in subsection
      (13), in the event of the optionee's death (i) while in the employ of the Company, (ii) while Disabled as described in subsection (8) or (iii) after cessation of employment due to Retirement, the option shall be fully exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, at any time following such death. In the event of the optionee's death after cessation of employment for any reason other than Disability or Retirement, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, at any time during the twelve month period following such death. Notwithstanding the foregoing, unless the Committee determines otherwise, in no event shall an option be


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      exercisable unless the optionee shall have been continuously employed by the Company for a period of at least one year after the option grant, and no option shall be exercisable after the expiration of the option period set forth in the Stock Option Agreement. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

            (10) Long-Term Performance Awards. The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units or performance shares made under a Long-Term Performance Award as set forth in Section 8(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units or performance shares granted by the award, but such number of shares shall be reduced on a one-share-for-one unit or share basis to the extent that the Committee determines, pursuant to the terms of the award, to pay to the optionee or the optionee's beneficiary the performance units or performance shares granted pursuant to such award, and (ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the award.

            (11) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

                  (A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee;

                  (B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of subsection (9) hereof) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within


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            30 business days after the receipt by the Committee of written notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

                  (C) No fractional shares shall be delivered under this
            subsection (11) but in lieu thereof a cash adjustment shall be made;

                  (D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

                  (E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

            (12) Incentive Stock Options. Incentive stock options may only be granted to employees of the Issuer and its Subsidiaries and parent corporations, as defined in Section 424 of the Code. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Issuer or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code.

            (13) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 7(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee's estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee's death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee's estate, as the case may be, will terminate on the date one year following the date of the transferee's death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.


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      8. Long-term Performance Awards: Awards under the Plan shall consist of the conditional grant to the participants of a specified number of performance units or performance shares. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. The conditional grant of a performance share to a participant will entitle the participant to receive a specified number of shares of Common Stock, or the equivalent cash value, if the objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. Each award will be subject to the following terms and conditions:

      (a) Grant of Awards. The Committee shall (1) select the officers and key executives of the Company to whom awards may from time to time be granted, (2) determine the number of performance units or performance shares covered by each award, (3) determine the terms and conditions of each performance unit or performance share awarded and the award period and performance objectives with respect to each award, (4) determine the periods during which a participant may request the Committee to approve deferred payment of a percentage (not less than 25%) of an award (the "Deferred Portion") and the interest or rate of return thereon or the basis on which such interest or rate of return thereon is to be determined, (5) determine whether payment with respect to the portion of an award which has not been deferred (the "Current Portion") and the payment with respect to the Deferred Portion of an award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock, (6) determine whether the award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the awards.

      (b) Terms and Conditions of Award. Any award conditionally granting performance units or performance shares to a participant shall be evidenced by a Performance Unit Agreement or Performance Share Agreement, as applicable, executed by the Company and the participant, in such form as the Committee shall approve, which Agreement shall contain in substance the following terms and conditions applicable to the award and such additional terms and conditions as the Committee shall prescribe:

            (1) Number and Value of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Issuer's Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Unit Agreement shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under Section 8(b)(5). No payout under a performance unit award to an individual Participant may exceed .625% of the pre-tax earnings of the Company for the fiscal year which coincides with the final year of the performance unit period.

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            (2) Number and Value of Performance Shares. The Performance Share
      Agreement shall specify the number of performance shares conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance shares granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance share shall be canceled for each share of the Issuer's Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Share Agreement shall specify that each Performance Share will have a value equal to one (1) share of Common Stock.

            (3) Award Periods. For each award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion, but in no event less than three calendar years, within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

            (4) Consideration. Each participant, as consideration for the award of performance units or performance shares, shall remain in the continuous employ of the Company for at least one year after the date of the making of such award, and no award shall be payable until after the completion of such one year of employment by the participant, except as otherwise determined by the Committee.

            (5) Performance Objectives. The Committee shall establish performance objectives with respect to the Company for each award period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. Performance criteria for awards under the Plan shall include one or more of the following measures of operating performance:

             a.  Earnings                       d.  Financial return ratios
             b.  Revenue                        e.  Total Shareholder Return
             c.  Operating or net cash flows    f.  Market share.

            The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company, one or more businesses units of the Company, or a defined business unit which the executive has responsibility for or influence over.

            (6) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which awards have been earned on the basis of the Company's actual performance in relation to the established performance objectives as set forth in the Performance Unit Agreement or Performance Share Agreement and certify these results in writing. The Performance Unit Agreement or Performance Share Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 8(b)(4) and 8(b)(5) hereof have been


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      met and, if so, shall ascertain the amount payable or shares which should be distributed to the participant in respect of the performance units or performance shares. As promptly as practicable after it has determined that an amount is payable or should be distributed in respect of an award, the Committee shall cause the Current Portion of such award to be paid or distributed to the participant or the participant's beneficiaries, as the case may be, in the Committee's discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. The Deferred Portion of an award shall be contingently credited and payable to the participant over a deferred period and shall be credited with interest, rate of return, or other valuation as determined by the Committee. The Committee, in its discretion, shall determine the conditions upon, and method of, payment of such Deferred Portions and whether such payment will be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock.

            In making the payment of an award in Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be payable.

            (7) Nontransferability of Awards and Designation of Beneficiaries. No award under this Section of the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof. If any participant or the participant's beneficiary shall attempt to assign the participant's rights under the Plan in violation of the provisions thereof, the Company's obligation to make any further payments to such participant or the participant's beneficiaries shall forthwith terminate.

            A participant may name one or more beneficiaries to receive any payment of an award to which the participant may be entitled under the Plan in the event of the participant's death, on a form to be provided by the Committee. A participant may change the participant's beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any payment becomes payable to a participant's beneficiary, or if no beneficiary has been specified by the participant, such payment will be payable to the person or persons in the first of the following classes of successive preference:

                  (i)    Widow or widower, if then living,
                  (ii)   Surviving children, equally,
                  (iii)  Surviving parents, equally,
                  (iv)   Surviving brothers and sisters, equally,
                  (v)    Executors or administrators

      and the term "beneficiary" as used in the Plan shall include such person or persons.

            (8) Retirement and Termination of Employment Other Than by Death or Disability. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 8(b)(4) with respect to an award prior to Retirement, or as otherwise determined by the

      Committee, the participant, or his estate, shall be entitled to a payment of such award at the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's Retirement occurs, bears to the total number of months in the award period, subject to the attainment of performance objectives associated with the award as certified by the Committee. The participant's right to receive any remaining performance units or performance shares shall be canceled and forfeited.

            Subject to Section 8(b)(6) hereof, the Performance Unit Agreement or Performance Share Agreement shall specify that the right to receive the performance units or performance shares granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant's continuous employment with the Company shall terminate for any reason, other than the participant's death, Disability or Retirement, prior to the end of the award period, or as otherwise determined by the Committee.

            (9) Disability of Participant. For the purposes of any award, a participant who becomes Disabled shall be deemed to have suspended active employment by reason of Disability commencing on the date the participant becomes entitled to receive payments under a disability pay plan of the Company and continuing until the date the participant is no longer entitled to receive such payments. In the event a participant becomes Disabled during an award period, but only if the participant has satisfied the one year employment requirement of Section 8(b)(4) with respect to an award prior to becoming Disabled, or as otherwise determined by the Committee, upon the determination by the Committee of the extent to which an award has been earned pursuant to Section 8(b)(6), the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participant under such award as the number of months of the award period in which the participant was not Disabled bears to the total number of months in the award period, subject to the attainment of the performance objectives associated with the award as certified by the Committee. The participant's right to receive any remaining performance units shall be canceled and forfeited.

            (10) Death of Participant. In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an award prior to the date of death, or as otherwise determined by the Committee, the participant's beneficiaries or estate, as the case may be, shall be entitled to a payment of such award upon the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's death occurs, bears to the total number of months in the award period. The participant's right to receive any remaining performance units or performance shares shall be canceled and forfeited.

            The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units or performance shares.

            (11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units or performance shares under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this subsection (11). In such event, such award under the Plan shall be contingent upon the participant's being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units or performance shares conditionally granted by the award, (ii) such number of shares shall be reduced on a one-share-for-one-unit or share basis to the extent that the Committee determines, pursuant to Section 8(b)(6) hereof, to pay to the participant or the participant's beneficiaries the performance units or performance shares conditionally granted pursuant to the award, and (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 8(b)(6) hereof.

            If no amount is payable in respect of the conditionally granted performance units or performance shares, the award and such performance units or performance shares shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units or performance shares and such units or shares were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of Section 8(b)(6), determine, in its sole discretion, either:

                  (A) to cancel in full the Associated Option, in which event the value of the performance units or performance shares payable pursuant to Sections 8(b)(5) and (6) shall be paid or the performance shares shall be distributed;

                  (B) to cancel in full the performance units or performance shares, in which event no amount shall be paid to the participant in respect thereof and no shares shall be distributed but the Associated Option shall continue in effect in accordance with its terms; or

                  (C) to cancel some, but not all, of the performance units or performance shares, in which event the value of the performance units payable pursuant to Sections 8(b)(5) and (6) which have not been canceled shall be paid or the performance shares shall be distributed and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units or performance shares that remain payable.

            Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the award in accordance with clause (B) above.

      9. Restricted Stock: Restricted stock awards under the Plan shall consist of grants of shares of Common Stock of the Issuer subject to the terms and conditions hereinafter provided.

      (a) Grant of Awards: The Committee shall (i) select the officers and key employees to whom restricted stock may from time to time be granted, (ii) determine the number of shares to be covered by each award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of awards under the Plan.

      (b) Terms and Conditions of Awards: Any restricted stock award granted under the Plan shall be evidenced by a Restricted Stock Agreement executed by the Issuer and the recipient, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

            (1) Number of Shares Subject to an Award: The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award.

            (2) Restriction Period: The period of restriction applicable to each Award shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise. The Restriction Period applicable to each Award shall commence on the Award Date.

            (3) Consideration: Each recipient, as consideration for the grant of an award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such award, or as otherwise determined by the Committee, and any shares covered by such an award shall lapse if the recipient does not remain in the continuous employ of the Company for at least one year from the date of the granting of the award, except as otherwise determined by the Committee.

            (4) Restriction Criteria: The Committee shall establish the criteria upon which the Restriction Period shall be based. Restrictions shall be based upon either or both of (i) the continued employment of the recipient or (ii) the attainment by the Company of one or more of the following measures of operating performance:

             a. Earnings                       d. Financial return ratios
             b. Revenue                        e. Total Shareholder Return
             c. Operating or net cash flows    f. Market share.

            The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company, one or more business units of the Company or a defined business unit which the executive has responsibility for or influence over.

            In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the Award or the extent to which a participant's right to receive an Award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

      (c) Terms and Conditions of Restrictions and Forfeitures: The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

            (1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign restricted stock awarded under this Plan.

            (2) Except as provided in Section 9(c)(1), or as the Committee may otherwise determine, the participant shall have all of the rights of a stockholder of the Issuer, including the right to vote the shares and receive dividends and other distributions provided that distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock.

            (3) In the event of a participant's Retirement, death or Disability prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 9(b)(3) with respect to an award prior to Retirement, death or Disability, or as otherwise determined by the Committee, the participant, or the participant's estate, shall be entitled to receive that proportion (to the nearest whole share) of the number of shares subject to the Award granted as the number of months of the Restriction Period which have elapsed since the Award date to the date at which the participant's Retirement, death or Disability occurs, bears to the total number of months in the Restriction Period. The participant's right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Issuer.

            (4) In the event of a participant's Retirement, death, Disability or in cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of such participant's restricted stock.

            (5) Upon termination of employment for any reason during the Restriction Period, subject to the provisions of paragraph (3) above or in the event that the participant fails promptly to pay or make satisfactory arrangements as to the withholding taxes as provided in the following paragraph, all shares still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company.

            (6) A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares of a restricted stock Award by delivering to the Company a written notice of such waiver.

            (7) Notwithstanding the other provisions of this Section 9, the Committee may adopt rules which would permit a gift by a participant of restricted shares to members of the participant's immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

            (8) Any attempt to dispose of restricted stock in a manner contrary to the restrictions shall be ineffective.

      10. Deferred Stock Units: Deferred stock units under the Plan will consist of grants of the right to receive a payment based upon the value of the Common Stock subject to the terms and conditions hereinafter provided.

      (a) Grant of Awards: The Committee shall (i) select the officers and key employees to whom deferred stock units may from time to time be granted, (ii) determine the number of shares to be covered by each Award, (iii) determine the terms and conditions (not inconsistent with the Plan) of any Award, and (iv) prescribe the form of the agreement or other instrument necessary or advisable in the administration of Awards.

      (b) Terms and Conditions of Deferred Stock Units: Deferred stock units granted pursuant to the Plan shall be subject to the following restrictions and conditions:

            (1) Any deferred stock unit granted under the Plan shall be evidenced by a Deferred Stock Unit Agreement executed by the Issuer and the recipient, in such form as the Committee shall approve. The Deferred Stock Unit Agreement shall specify: (i) the number of shares of Common Stock subject to the Award; (ii) the period of restriction applicable to the Award, if any; (iii) the criteria upon which any restrictions shall be based; and (iv) such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate.

            (2) In the event of a participant's Retirement, death, Disability or other termination, as specified by the Committee, the participant's deferred stock units will be distributed in a lump sum payment or in such other manner as the Committee determines. The Committee shall determine whether payment shall be made in cash, Common Stock, or a combination of the two. Unless the Committee determines otherwise, payment will be equal to the number of deferred stock units multiplied by (i) the market value of a share of Common Stock at the time of the participant's Retirement, death, Disability or termination, plus (ii) the sum of all dividends credited on a share of Common Stock during the period commencing on the date of the deferred stock unit award and ending on the date of the participant's Retirement, death, Disability or termination.

            (3) The Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time-based restrictions with respect to the deferred stock units of a participant who terminates employment during the Restriction Period due to Retirement, death, Disability or in cases of special circumstances.

            (4) Deferred stock units are not transferable, except that a participant may designate a beneficiary to receive any amount payable with respect to deferred stock units on the participant's death.

      11. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the provisions of the Plan shall be conclusive.

      12. Adjustment in the Event of Change in Stock: In the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalization, mergers, consolidations, stock splits, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, the aggregate number and class of shares subject to individual limits under the Plan, and the number, class and the price of shares subject to outstanding options and awards and the number of performance units and the dollar value of each unit shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      13. Taxes:

      (a) Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an option or award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of the paragraph, the value of shares of Common Stock so retained or surrendered shall be the average of the high and low sales prices per share on the New York Stock Exchange composite tape on the date that the amount of the Withholding Tax is to be determined (the "Tax Date") and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Company.

      (b) Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding Tax. If such optionee does not satisfy the optionee's tax payment obligation and the stock options have been transferred, the transferee may provide the funds sufficient to enable the Company to pay such taxes. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax.

      (c) The term "Withholding Tax" means the minimum required withholding amount applicable to the participant, including federal, state and local income taxes, Federal Insurance Contribution Act taxes and other governmental impost or levy.

      (d) Notwithstanding the foregoing, the participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock having a Fair Market Value sufficient to cover the amount of such Withholding Tax. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable;
(iii) the election shall be subject to the disapproval of the Committee.

      14. Change in Control. In the event an optionee's employment with the Company terminates pursuant to a qualifying termination (as defined below) during the three (3) year period following a change in control of the Issuer (as defined below) and prior to the exercise of options granted under this Plan, all outstanding options shall become immediately fully vested and exercisable notwithstanding any provisions of the Plan or of the applicable Stock Option Agreement to the contrary.

      In addition, in the event of a change in control of the Issuer, the Committee may (i) determine that outstanding options shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and that outstanding awards shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), or (ii) take such other actions with respect to outstanding options and awards as the Committee deems appropriate.

      The following definitions shall apply for purposes of the Plan:

      (a) For the purpose of this Plan, a change in control shall be deemed to have occurred on the earlier of the following dates:

            (1) The date any person (as defined in Section 14(d)(3) of the Exchange Act) shall have become the direct or indirect beneficial owner of twenty percent (20%) or more of the then outstanding common shares of the Issuer;

            (2) The date the shareholders of the Issuer approve a merger or consolidation of the Issuer with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior thereto continuing to represent at least 75% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer in which no Person acquires more than 50% of the combined voting power of the Issuer's then outstanding securities;

            (3) The date the shareholders of the Issuer approve a plan of complete liquidation of the Issuer or an agreement for the sale or disposition by the Issuer of all or substantially all the Issuer's assets;

            (4) The date there shall have been a change in a majority of the Board of Directors of the Issuer within a two (2) year period beginning after the effective date of the Plan, unless the nomination for election by the Issuer's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period.

      (b) For purposes of this Plan provision, a qualifying termination shall be deemed to have occurred under the following circumstances:

            (1) A Company-initiated termination for reasons other than the employee's death, Disability, resignation without good cause, willful misconduct or activity deemed detrimental to the interests of the Company, provided the optionee executes a general release and, where applicable, a non-solicitation and/or non-compete agreement with the Company;

            (2) The optionee resigns with good cause, which includes (i) a substantial adverse alteration in the nature or status of the optionee's responsibilities, (ii) a reduction in the optionee's base salary or levels of entitlement or participation under any incentive plan, award program or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the optionee to relocate to a work location more than fifty (50) miles from the optionee's work location prior to the change in control.

      15. Deferral Election: Notwithstanding the provisions of Section 13, any optionee or participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any stock option not transferred under the provisions of Section 7(b)(6) or stock appreciation rights.

      (a) Election Timing: The election to defer the delivery of the proceeds from any eligible award must be made at least six months prior to the date such award is exercised or at such other time as the Committee may specify. Deferrals will only be allowed for exercises which occur while the optionee or participant is an active employee of the Company. Any election to defer the delivery of proceeds from an eligible award shall be irrevocable as long as the optionee or participant remains an employee of the Company.

      (b) Stock Option Deferral: The deferral of the proceeds of stock options may be elected by an optionee subject to the Regulations established by the Committee. The proceeds from such an exercise shall be credited to the optionee's deferred stock option account as the number of deferred share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock, which shall be credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than ten (10) years.

      (c) Stock Appreciation Right Deferral: Upon such exercise, the Company will credit the optionee's deferred stock option account with the number of deferred share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the exercise price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock, which shall be credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than ten (10) years.

      (d) Accelerated Distributions: The Committee may, at its sole discretion, allow for the early payment of an optionee's or participant's deferred share units account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the optionee or participant. An "unforeseeable emergency" is defined as an unanticipated emergency caused by an event beyond the control of the optionee or participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Regulations established under the Code. Additionally, the Committee may use its discretion to cause deferred share unit accounts to be distributed when continuing the deferral program is no longer in the best interest of the Company.

      (e) Assignability: No rights to deferred share unit accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an optionee or participant may designate a beneficiary pursuant to any rules established by the Committee.

      16. Amendment of the Plan: The Board of Directors may amend or suspend the Plan at any time and from time to time; provided, however, that the Board of Directors shall not amend the Plan without shareholder approval if such approval is required in order to comply with Section 162(m) or 422 of the Code or other applicable law, or to comply with applicable stock exchange requirements. A termination or amendment of the Plan that occurs after an option or award is granted shall not materially impair the rights of an optionee or participant unless the optionee or participant consents in writing. Notwithstanding the foregoing, if an option has been transferred in accordance with Section 7(b)(6), written consent of the transferee (and not the optionee) shall be necessary to alter or impair any option or award previously granted under the Plan.

      17. Miscellaneous:

      (a) By accepting any benefits under the Plan, each optionee or participant and each person claiming under or through such optionee or participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other Committee appointed by the Board.

      (b) No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option, or stock appreciation right or award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.

      (c) Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property.

      (d) Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company to dismiss or discharge any employee at any time.

      18. Term of the Plan: The Plan is effective as of August 6, 2001. The Plan shall expire on the day before the fifth anniversary of the effective date of the Plan, unless suspended or discontinued earlier by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them or the rights of participants under awards theretofore granted to them, and all unexpired options and awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

      19. Employees Based Outside of the United States: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of options granted to employees who are employed outside the United States, (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) grant to employees employed in countries wherein the granting of stock options is impossible or impracticable, as determined by the Committee, stock appreciation rights with terms and conditions that, to the fullest extent possible, are substantially identical to the stock options granted hereunder.

      20. Grants in Connection with Corporate Transactions and Otherwise:
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including grants to employees thereof who become employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a grant to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an option or award granted by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan


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and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants. Any options or awards that are converted into Company options or awards as a result of a merger or acquisition will not count against the limitations provided under Section 3.

      21. Governing Law: The validity, construction, interpretation and effect of the Plan and agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Indiana, without giving effect to the conflict of laws provisions thereof.

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